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                                                                    EXHIBIT 21.1



SUBSIDIARIES
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            Name                                                                        Jurisdiction
            ------------------------------------------------------------------------    -----------------

            PLC/Novi West LLC                                                           Delaware
            Ramco/Shenandoah LLC                                                        Delaware
            Ramco/West Acres LLC                                                        Delaware
            S-12 Associates                                                             Michigan
            28th Street Kentwood Associates                                             Michigan
            Chester Springs SC, L.L.C.                                                  Delaware
            Double Rivers, LLC                                                          North Carolina
            East Town Plaza, LLC                                                        Delaware
            East Town Plaza Holdings Corp.                                              Delaware
            East Town SP, L.L.C.                                                        Delaware
            North Lakeland Properties, Inc.                                             Michigan
            Novi West Development L.L.C.                                                Michigan
            Ramco Acquisitions IV, L.L.C.                                               Michigan
            Ramco Auburn Hills Acquisitions, Inc.                                       Michigan
            Ramco Cox Creek, LLC                                                        Michigan
            Ramco Crofton Plaza, LLC                                                    Maryland
            Ramco Dearborn LLC                                                          Michigan
            Ramco Fairlane LLC                                                          Michigan
            Ramco Gaines LLC                                                            Michigan
            Ramco-Gershenson, Inc. and Subsidiary                                       Michigan
            Ramco Lakeshore LLC                                                         Delaware
            Ramco Lakeshore Manager, Inc.                                               Michigan
            Ramco Lantana LLC                                                           Michigan
            Ramco Lantana Manager LLC                                                   Michigan
            Ramco Madison Center, LLC                                                   Michigan
            Ramco Properties Associates Limited Partnership                             Michigan
            Ramco Properties GP, L.L.C.                                                 Michigan
            Ramco Roseville Plaza, LLC                                                  Michigan
            Ramco SPC, Inc                                                              Michigan
            Ramco SPC II, Inc.                                                          Michigan
            Ramco Virginia Management L.L.C.                                            Michigan
            Ramco Virginia Properties, LLC                                              Michigan
            Ramco/Coral Creek Manager, LLC                                              Michigan
            Ramco/Coral Creek, LLC                                                      Michigan
            Ramco/Crossroads at Royal Palm, LLC                                         Michigan
            Ramco/Crossroads at Royal Palm, Manager, LLC                                Michigan
            Ramco/Shenandoah Managing Member LLC                                        Delaware
            Ramco/West Oaks II-Spring Meadows, LLC                                      Michigan
            Ramco/WOII-SM Manager, LLC                                                  Michigan
            Ramco-Gershenson Properties, L.P                                            Delaware
            RG Naples, LLC                                                              Michigan
            Rossford Development LLC                                                    Delaware
            RPT/INVEST, LLC                                                             Delaware
            RPT/INVEST II, LLC                                                          Delaware
            Signal Hill, L.L.C.                                                         North Carolina
            Stonegate Acquisition                                                       Michigan

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